Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad

Prospect Capital Corporation Preferred Stock Offering Cumulative Issuances Exceed $100 Million Across Institutional, Registered Investment Advisor, Wirehouse, and Independent Private Wealth Investors

NEW YORK, June 1, 2021 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today that Prospect’s preferred stock offering of Series A1, M1, M2, and A2 (the “Preferred Stock”) cumulatively has issued $105.9 million in aggregate preference amount since the initial closing in the quarter ending December 31, 2020.

“Prospect’s preferred stock solves for liquidity, stability, and income and has been met with significant demand across multiple investor channels, including institutional, RIA, wirehouse, and independent private wealth investors,” said Grier Eliasek, President and Chief Operating Officer of Prospect Capital Corporation.

The Preferred Stock has a stated annual dividend rate of 5.5%, paid monthly (resulting in an annual percentage yield of 5.64%) and ranks senior to over $3.6 billion of Prospect’s common stock. The Preferred Stock is perpetual and convertible into our publicly traded common stock at the preferred investor’s discretion (with conversions occurring twice per month, subject to certain conditions and fees that decline to zero over time, if applicable).

PCS Capital Securities LLC is a securities broker dealer and the dealer manager for the Series A1, M1, and M2 ongoing offering of the Preferred Stock, while UBS Securities LLC served as underwriter for the recently completed Series A2 offering.

This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Offering is being made only by means of the prospectus supplement and the accompanying prospectus, copies of which may be obtained by writing to PCS at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.

About Prospect Capital Corporation

Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:

Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702